Accrued expenses, deferred revenue and other liabilities (Tables)	12 Months Ended
Dec. 31, 2019
Accrued expenses, deferred revenue and other liabilities
Schedule of non-current liabilities

EURm	2019	2018
Deferred revenue(1)	615	770
Salaries, wages and social charges	45	54
Other	52	28
Total	712	852

Schedule of current liabilities

EURm	2019	2018
Deferred revenue(1)	155	155
Salaries, wages and social charges	1 236	1 426
VAT and other indirect taxes	359	387
Discount accruals(2)	385	604
Accrued expenses related to customer projects	496	617
Other	692	751
Total	3 323	3 940
(1)

Non-current deferred revenue EUR 615 million (EUR 770 million in 2018) and current deferred revenue EUR 155 million (EUR 155 million in 2018) relates to an IP licensing contract which was determined to be a completed contract as defined in the transition guidance of IFRS 15,  Revenue from Contracts with Customers.

(2)	Discount accruals represent customer credits without any outstanding future performance obligations.